[Form of]
                 AMENDMENT NO. 4 TO THE ADMINISTRATION AGREEMENT

      This Amendment No. 4 to the Administration Agreement ( the "Amendment") is made effective as of _______, 2008, by and among Causeway Capital Management Trust (the "Trust") and SEI Investments Global Funds Services (the "Administrator").

      WHEREAS, the Trust and the Administrator are parties to an Administration Agreement (the "Administration Agreement") dated September 20, 2001, as amended;

      WHEREAS, the Trust has established a new series of shares of beneficial interest known as Causeway Global Value Fund (the "Fund"); and

      WHEREAS, the Trust desires to retain the Administrator to furnish administration services to the Fund, and the Administrator is willing to furnish such services;

      NOW THEREFORE, in consideration of the premises, covenants, representations and warranties contained herein, the parties hereto agree as follows:

1. Schedule A of the Administration Agreement. Schedule A of the Administration Agreement is hereby amended to include the Fund as a Portfolio listed thereon, as indicated on the attached amended Schedule A.

2. Ratification of Agreements. Except as expressly amended and provided herein, all of the terms, conditions and provisions of the Administration Agreement are hereby ratified and confirmed to be of full force and effect, and shall continue in full force and effect.

                      ***** signature page to follow *****

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CAUSEWAY CAPITAL MANAGEMENT TRUST

    By:
        --------------------------------------
    Name:  Turner Swan
    Title: President

SEI INVESTMENTS GLOBAL FUNDS SERVICES

    By:
        --------------------------------------
    Name:  Michael Pang
    Title: Vice-President

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                                   SCHEDULE A
                         TO THE ADMINISTRATION AGREEMENT
                                     BETWEEN
                        CAUSEWAY CAPITAL MANAGEMENT TRUST
                                       AND
                      SEI INVESTMENTS GLOBAL FUNDS SERVICES

                               List of Portfolios

Portfolios: This Agreement shall apply with respect to all Portfolios of the Trust, either now existing or in the future created. The following is a listing of the current Portfolios of the Trust:

            Causeway International Value Fund
            Causeway Emerging Markets Fund
            Causeway Global Value Fund

CAUSEWAY CAPITAL MANAGEMENT TRUST

    By:
        --------------------------
    Name:  Turner Swan
    Title: President

SEI INVESTMENTS GLOBAL FUNDS SERVICES

    By:
        --------------------------
    Name:  Michael Pang
    Title: Vice-President